Fees Summary	Oct. 23, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,279,072.15
Total Transaction Valuation	8,354,488,224.00
Total Offset Amount	0.00
Net Fee	$ 1,279,072.15